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                                                                   Exhibit 99.C2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated December 4, 2003 in the Registration Statement of Equity Opportunity Trust, Value Select Ten Series 2003E.




                             /s/ ERNST & YOUNG LLP
                             -----------------------
                             ERNST & YOUNG LLP



New York, New York
December 4, 2003